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                                                                   EXHIBIT 10.31

                             STOCK OPTION AGREEMENT
                          DATED AS OF AUGUST 28, 1996
                           BY AND BETWEEN T-HQ, INC.,
                    A NEW YORK CORPORATION (THE "COMPANY"),
                     AND BRIAN J. FARRELL (THE "OPTIONEE")


         This AGREEMENT, dated as of August 28, 1996 is made between T-HQ, INC., a New York corporation, having its principal offices at 5016 North Parkway Calabasas, Calabasas, California 91302, as the Company, and Brian J. Farrell, as Optionee, having an address at 5016 North Parkway Calabasas, Calabasas, California 91302.

                               W I T N E S S E T H


         1. Grant of Option. In consideration for and recognition of Optionee's past services to the Company and Optionee's contribution to the improved financial performance and success of the Company, the Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company, all or any part of an aggregate of two hundred thousand (200,000) shares of common stock of the Company, par value $.0001 per share (the "Common Stock"), at the exercise price of $5.00 per share (equaling the market price per share of the Common Stock on the date of this Agreement), such Option to be exercisable as hereinafter provided.

         2. Limitation on Exercisability of Option. This Option shall be exercisable by the Optionee, in whole or in part, to the extent of the following number of shares of Common Stock on the dates set forth below:

                                                Date After Which Shares
           Number of Shares                     Can Be Purchased
           ----------------                     ----------------

              66,667 Shares                     August 28, 1996

              an additional
              66,667 Shares                     August 28, 1997

              an additional
              66,666 Shares                     August 28, 1998

         Notwithstanding anything to the contrary contained herein, this Option shall automatically vest for the entire number of shares subject to the Option, upon a "Change of Control," as such term is defined in the Optionee's Employment Agreement with the Company, as the same may be amended and restated from time to time.

         3. Expiration of Option. This Option shall not be exercisable after 5:00 p.m. (P.D.T.) on August 28, 2006.






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         4.      Non-Assignability of Option.  Except as specified below, this
Option shall not be given, granted, sold, exchanged, transferred, pledged, assigned or otherwise encumbered or disposed of by the Optionee, otherwise than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall not be exercisable by any other person, but only by the Optionee. Optionee may designate an individual who shall have the ability and authority to exercise this Option on Optionee's behalf in the event of Optionee's permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

         5. Method of Exercise of Option. The Option granted hereunder shall be exercised by the delivery by the Optionee to the Company at its principal office (attention of the Secretary) of written notice of the number of shares of Common Stock with respect to which the Option is being exercised, and such notice shall be accompanied by payment of the full option price of such shares. Payment of such option price shall be made by the Optionee's delivery of his check payable to the order of the Company; provided, however, that notwithstanding the foregoing provisions of this Section 5, at the written request of the Optionee, shares acquired pursuant to the exercise of the Option may be paid for in full at the time of exercise by the surrender of shares of Common Stock (with a fair market value on the date of exercise equaling the option price of the shares of Common Stock for which such Option is exercised) held by or for the account of the Optionee at the time of exercise to the extent permitted by subsection (c) (5) of Section 422 of the Code and Section 16(b) of the Exchange Act of 1934, as amended, and the Rules of the Securities and Exchange Commission, without liability to the Company.

         6. Death or Termination of Employment or Services. If the employment of the Optionee as an employee with, or the services of the Optionee as a non-employee director for, the Company shall be terminated for any reason, this Option shall continue until its expiration set forth in Section 3 hereof.

         7. Investment Representation. The Optionee represents that at the time of any exercise of this Option, to the extent that the offer and sale by the Company of the shares of Common Stock are not registered under the Securities Act of 1933, as amended (the "Securities Act"), such Common Stock will be acquired for investment and not for resale or with a view to the distribution thereof. Upon exercise of the Option and the issuance of any shares thereunder, all certificates representing shares of Common Stock shall bear on the face thereof substantially the following legend:





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                 "THESE SECURITIES HAVE NOT BEEN REGISTERED
                 UNDER THE SECURITIES ACT OF 1933, AS
                 AMENDED, OR ANY STATE SECURITIES LAWS.
                 THEY MAY NOT BE SOLD OR OFFERED FOR SALE
                 EXCEPT PURSUANT TO AN EFFECTIVE
                 REGISTRATION STATEMENT AS TO THE SECURITIES
                 UNDER SAID ACT AND ANY APPLICABLE STATE
                 SECURITIES LAW OR AN OPINION OF COUNSEL
                 REASONABLY SATISFACTORY TO T-HQ, INC. THAT
                 SUCH REGISTRATION IS NOT REQUIRED."

         7.      Registration Rights.

                 (a) If at any time the Company proposes to register equity securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3, the Company shall promptly give the Optionee written notice of such registration (a "Piggyback Registration"). Upon the written request of the Optionee given within fifteen (15) days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the shares of Common Stock that the Optionee shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section without any obligation or liability to the Optionee.

                 (b) If the underwriters' representative or agent with respect to such registration shall advise the Company in writing that, in its opinion, the amount of shares of Common Stock requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: First, all securities proposed to be sold by the Company for its own account; second, the shares of Common Stock requested to be included in such registration by the Optionee and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Agreement pro rata based on the estimated gross proceeds from the sale thereof; and third, all other securities requested to be included in such registration.

                 (c) The Optionee shall be entitled to have his shares of Common Stock included in an unlimited number of Piggyback Registrations pursuant to this Agreement.





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                 (d)      Whenever required to effect a Piggyback Registration,
the Company shall, as expeditiously as practicable:

                          i) Prepare and file with the Commission a registration statement with respect to such shares of Common Stock and use the Company's reasonable efforts to cause such registration statement to become effective.

                          ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. Pending such amendment or supplement the Optionee shall cease making offers or sales of shares pursuant to the prior prospectus. In the event that any shares of Common Stock included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company maintains the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such shares from registered status.

                          iii) Furnish to the Optionee, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any the Optionee may reasonably request in order to facilitate the disposition of shares owned by the Optionee.

                          iv) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by any underwriters' representative or agent and the Optionee.

                          v)      Cooperate with the Optionee, and the
                 underwriters' representative or agent for such offering in the marketing of the shares of Common Stock, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence. Such obligation shall include making available for inspection by the Optionee, and any of his representatives, all financial and other information as shall be reasonably requested by them, and provide the Optionee the reasonable opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited





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                 financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such person in writing, is confidential shall not be disclosed unless such person signs a confidentiality agreement reasonably satisfactory to the Company.

                          vi) Promptly notify the Optionee of any stop order issued or threatened to be issued by the Securities and Exchange Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                 (e) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the shares of Common Stock that the Optionee requests to register:

                          i) Furnish to the Company such information regarding the Optionee, the number and nature of the securities of the Company owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of his shares of Common Stock, and to cooperate with the Company in preparing such registration;

                          ii) Agree to sell his shares to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Company.

                 (f) The Optionee, if so requested by the Company or the underwriters' representative or agent in connection with an offering of any securities covered by a registration statement filed by Company, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act during the 15-day period prior to, and during the 180-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission.





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         9.      Adjustments Upon Changes in Capitalization.

                 (a) Except as may be otherwise provided in Section 2 of this Agreement, in the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Stock Option Committee of the Company's Board of Directors in the aggregate number of shares of Common Stock available under this Agreement and in the number of shares and option price per share subject to the outstanding Option. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the Optionee shall, at the time of issuance of the Common Stock under such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of Common Stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares of Common Stock covered by this Option;

                 (b) Any adjustment in the number of shares of Common Stock apply proportionate to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

        10. No Rights as Stockholder. The Optionee shall have no rights as a shareholder in respect to the shares of Common Stock as to which this Option shall not have been exercised nor any payment made with respect to such exercise as herein provided.

        11. NonStatutory Option. This Option is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

        12. Binding Effect. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

        13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without reference to conflict of laws, principals or rules.

        14. Notices. Any notice hereunder shall be delivered by hand or by registered or certified mail, return receipt requested to a party at its address set forth above, subject to the right of either party to designate at any time hereafter, in writing, some other address.

        15. Waiver. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a Agreement shall be held to be invalid or








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unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provisions were not embodied therein.

        16. Counterparts. This Agreement may be exercised in counterparts, each of which shall constitute one and the same instrument.























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         IN WITNESS WHEREOF, T-HQ, INC. has caused this Agreement to be executed by an appropriate executive officer and the Optionee has executed this Agreement, both as of the day and year first written.


                                             THE COMPANY:
                                             T-HQ, INC.

                                             /s/Deborah A. Lake
                                             ----------------------------------
                                             Name: Deborah A. Lake
                                             Title: Vice President - Finance
                                             and Administration

                                             OPTIONEE:

                                             /s/Brian J. Farrell
                                             ----------------------------------
                                             Brian J. Farrell


















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